                                                                       EXHIBIT X

                               PLEDGE AGREEMENT
                               ----------------


          THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of December 18, 1998, is by and between PRIME GROUP VI, L.P., an Illinois limited partnership (the "PLEDGOR"), and LaSalle National Bank (the "PLEDGEE").


                              W I T N E S S E T H
                              -------------------

          WHEREAS, the Pledgor and the Pledgee are parties to that certain Loan Agreement, dated as of December 18, 1998, as it may be amended from time to time (the "LOAN AGREEMENT"), pursuant to which the Pledgee has agreed to extend loans and certain other financial accommodations to the Pledgor;

          WHEREAS, the Pledgor presently owns 115,000 shares of class A common stock, $0.01 par value per share ("AIMCO STOCK"), of Apartment Investment and Management Company, a Maryland corporation that qualifies as a real estate investment trust ("AIMCO"), 3,576,933 shares of common stock, $0.01 par value per share ("BROOKDALE STOCK"), of Brookdale Living Communities, Inc., a Delaware corporation ("BROOKDALE"), 104,632 Common Units of partnership interest ("PRIME RETAIL PARTNERSHIP UNITS") in Prime Retail, L.P., a Delaware limited partnership ("PRIME RETAIL OPERATING PARTNERSHIP") and 47,525 Common Units of partnership interest ("PRIME GROUP REALTY PARTNERSHIP UNITS") in Prime Group Realty, L.P., a Delaware limited partnership ("PRIME GROUP REALTY OPERATING PARTNERSHIP"). Collectively, the AIMCO Stock, the Brookdale Stock, the Prime Retail Partnership Units and the Prime Group Realty Partnership Units are referred to herein as the "PRIME SECURITIES";

          WHEREAS, pursuant to the Third Amended and Restated Agreement of Limited Partnership of the Prime Retail Operating Partnership dated as of October 15, 1998 (as amended, modified or restated from time to time, the "PRIME RETAIL PARTNERSHIP AGREEMENT"), the Prime Retail Partnership Units may be exchanged one share of Prime Retail Partnership Units for one share of common stock, par value $0.01 per share ("PRIME RETAIL STOCK"), of Prime Retail, Inc., a Maryland corporation that has qualified for treatment as a real estate investment trust ("PRIME RETAIL, INC.");

          WHEREAS, pursuant to the Amended and Restated Agreement of Limited Partnership of the Prime Group Realty Operating Partnership dated as of November 17, 1998 (as amended, modified or restated from time to time, the "PRIME GROUP REALTY PARTNERSHIP AGREEMENT"), the Prime Group Realty Partnership Units may be exchanged one unit of Prime Group Realty Partnership Units for one share of common stock, par value $0.01 per share ("PRIME GROUP REALTY STOCK"), of Prime Group Realty Trust, a Maryland corporation that has qualified for treatment as a real estate investment trust ("PGRT");
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          WHEREAS, the Pledgor has agreed to grant the Pledgee a security interest in the AIMCO Stock and the Brookdale Stock (collectively, the "PLEDGED SHARES"), and the Prime Retail Partnership Units and the Prime Group Realty Partnership Units (collectively, the "PLEDGED UNITS"), more fully described on
Schedule I.

          NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Pledgor hereby agrees as follows:

     1.   PLEDGE.  The Pledgor hereby pledges to the Pledgee, and grants to the
          ------
Pledgee a security interest in, the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares now owned by the Pledgor and the certificates, if any, representing such Pledged Shares, and all dividends, cash, securities, instruments, rights and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

          (b) the Pledged Units now owned by the Pledgor and the certificates, if any, representing such Pledged Units, the Pledgor's interest in the capital, income, profits and distributions of the Prime Retail Operating Partnership and the Prime Group Realty Operating Partnership attributable to such Pledged Units, and all other cash, securities, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Units;

          (c) all additional shares of Prime Securities and other securities acquired by the Pledgor in any manner with respect to the Pledged Shares and the Pledged Units (including, but not limited to, Prime Retail Stock for which Prime Retail Partnership Units are exchanged, and Prime Group Realty Shares for which Prime Group Realty Partnership Units are exchanged), and the certificates, if any, representing such additional securities (any such additional securities shall constitute part of the Pledged Shares or the Pledged Units, as the case may be, under and as defined in this Agreement), and all dividends, cash, instruments, subscription warrants, securities and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities; and

          (d) all other property hereafter delivered to the Pledgee in substitution for, as proceeds of, or in addition to any of the foregoing and all certificates, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for or upon conversion of any or all thereof.

     2.   SECURITY FOR OBLIGATIONS.  The Pledged Collateral secures the payment
          ------------------------
of all of the Pledgor's "Borrower's Obligations", as such term is defined in the Loan Agreement, to the Pledgee, whether for principal, interest, fees, expenses or otherwise, and all obligations of the Pledgor now or hereafter existing under this Agreement (such Borrower's Obligations under the Loan Agreement and all such obligations of the Pledgor now or hereafter existing under this Agreement being referred to herein as the "OBLIGATIONS").

     3.   DELIVERY OF PLEDGED COLLATERAL.
          ------------------------------

          (a) All certificates, instruments or documents, if any, representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. In the event any or all of the Pledged Collateral are evidenced by a book entry, Pledgor shall execute and deliver to Pledgee such documents as are required by Pledgee to create and perfect a security interest in such uncertificated Pledged Collateral. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b)  Pledgor shall, and shall cause other appropriate parties under
     Section 8-313 and 8-321 of the Uniform Commercial Code as in effect on the date hereof in the State of Illinois (the "CODE") to, mark it or their books and records with the numbers and face amounts of all uncertificated securities evidencing the Pledged Shares and/or the Pledged Units, as applicable, and all rollovers and replacements therefor to reflect the security interests granted pursuant to Section 2 hereof. Pledgor shall provide Pledgee and shall cause other persons to provide Pledgee with written confirmation of the security interest in such uncertificated securities. Pledgor shall take, and shall cause all other necessary persons to take, all action necessary or appropriate to create, perfect and maintain a first perfected priority lien in such uncertificated securities in favor of Pledgee. In the event that subsequent to the date hereof, the Pledged Shares and/or Pledged Units, as applicable, are evidenced by certificates, Pledgor will promptly deliver such certificates to Pledgee, together with an assignment duly endorsed in blank for transfer.

     4.   REPRESENTATIONS AND WARRANTIES.  The Pledgor represents and warrants
          ------------------------------
as follows:

          (a) The Brookdale Stock and the Pledged Units have been duly authorized and validly issued and are fully paid and nonassessable. The Prime Retail Stock to be issued upon the conversion of the Prime Retail Partnership Units, and the Prime Group Realty Stock to be issued upon the conversion of the Prime Group Realty Partnership Units, has been duly authorized and will be, upon conversion, fully paid and nonassessable.

          (b) The Pledgor is, or at the time of any future delivery, pledge, assignment or transfer will be, the legal and beneficial owner of the Pledged Collateral, free and clear of any lien, security interest, pledge, warrant, option, purchase agreement, shareholders' agreement, restriction, redemption agreement or other charge, encumbrance or restriction of any nature on the Pledged Collateral (except for the lien created by this Agreement, the restrictions imposed by the agreements listed on Schedule II hereto, completed copies of which have been delivered to Pledgor, and the liens permitted by the Loan Agreement), with full right to deliver, pledge, assign and transfer the Pledged Collateral to the Pledgee as Pledged Collateral hereunder.

          (c) The Brookdale Stock was acquired and fully paid for by an affiliate of the Pledgor on December 18, 1998 in a transaction exempt from the registration provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT").

          (d) The AIMCO Stock was acquired and fully paid for by an affiliate of the Pledgor on December 18, 1998 in a transaction exempt from the registration provisions of the Securities Act.

          (e) Subject to compliance with the agreements listed on Schedule II hereto, the Pledged Units can be exchanged at any time at the rate of one unit of Prime Retail Partnership Unit for one share of Prime Retail Stock, and one unit of Prime Group Realty Partnership Unit for one share of Prime Group Realty Stock.

          (f) Upon (i) filing of the UCC financing statements, forms of which are attached hereto as Exhibit A, with the Secretary of State of Illinois and the Secretary of State of Maryland, (ii) execution and delivery of the Acknowledgment and Consent, dated as of even date herewith, among Pledgor, Prime Retail Operating Partnership, Prime Retail, Inc. and Pledgee, (iii) execution and delivery of the Acknowledgment and Consent, dated as of even date herewith, among Pledgor, Prime Group Realty Operating Partnership, PGRT, Prudential Securities Incorporated and Pledgee, and (iv) possession by Pledgee of the certificates representing the Pledged Collateral, the pledge of the Pledged Collateral pursuant to this Agreement will create a valid, perfected and first security interest in the Pledged Collateral, securing the payment of the Obligations. All other filings, registrations, recordings and other actions necessary or desirable to create, perfect and protect such security interest have been duly taken, and such security interests are entitled to all of the rights, priorities and benefits afforded by the Code or other relevant law as enacted in any relevant jurisdiction which relates to perfected security interests.

          (g) Except as otherwise set forth in paragraph (g) above, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of such Pledged Collateral by laws affecting the offering and sale of securities generally).

          (h) The Pledgor has full power and authority to enter into this Agreement and has the right to pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

     5.   FURTHER ASSISTANCE.  The Pledgor agrees that at any time and from time
          ------------------
to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or cause to be executed and delivered, all certificates, stock powers, proxies, assignments, instruments and documents; and will take all further action that may be reasonably necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

     6.   VOTING RIGHTS; DIVIDENDS; ETC.
          ------------------------------

          (a) Except as set forth below, so long as no Event of Default (as hereinafter defined):

               (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; provided, however, that the
                                                --------  -------
          Pledgor shall not exercise nor shall it refrain from exercising any such right if such action or inaction could have a material adverse effect on the value of the Pledged Collateral or upon the rights of the Pledgee to effectively realize upon the security afforded by such Pledged Collateral.

               (ii) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Shares and all distributions paid in respect of the Pledged Units, provided
                                                                  --------
          however, that any and all
          -------

               (1) dividends, interest and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (2) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus resulting from a sale or refinancing of any property, and

               (3) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be Pledged Collateral, shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

          (b) Except as set forth below, upon the occurrence (and during the continuance) of an Event of Default (as hereinafter defined):

               (i) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) (but only after an Event of Default) and to receive the dividends and interest payments and distributions which it would otherwise be authorized to receive and retain pursuant to
          Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments and distributions;

               (ii) All dividends and interest payments and distributions which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsements); and

               (iii) The Pledgor shall execute and deliver (or cause to be executed and delivered) to the Pledgee all such proxies and other instruments as the Pledgee may (reasonably) request for the purpose of enabling the Pledgee to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments or distribution which it is authorized to receive pursuant to paragraph (ii) above.

     7.   TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.  The Pledgor agrees that
          --------------------------------------------
it will not (i) sell, assign, transfer, convey, exchange, pledge, hypothecate or otherwise dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Collateral without the prior written consent of the Pledgee, or (ii) create or permit to exist any lien, security interest, pledge, proxy, purchase arrangement, restriction, redemption agreements, shareholders' agreement or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the lien created by this Agreement, restrictions imposed by the agreements listed on Schedule II hereto and liens permitted by the Loan Agreement.

     8.   APPLICATION OF PROCEEDS OF SALE OR CASH HELD AS COLLATERAL.  All
          ----------------------------------------------------------
proceeds from the sale of Pledged Collateral sold pursuant to this Agreement and/or the cash held as Pledged

Collateral hereunder shall be (a) retained by the Pledgee as cash collateral for the Obligations, or (b) at the election of the Pledgee, applied by the Pledgee as follows:

               FIRST:  to payment of the costs and expenses of such sale,
               -----
including the out-of-pocket expenses of the Pledgee, including the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Pledgee for the account of the Pledgor hereunder, and the payment of all costs and expenses incurred by the Pledgee in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Pledgee;

               SECOND:  to the payment of interest accrued and unpaid, if any,
               ------
on any of the Obligations to and including the date of such application and then to the payment or prepayment of principal of any of the Obligations and then to the payment of the balance of the Obligations in such order as Pledgee may determine in its sole discretion; and

               THIRD:  the balance, if any, of such proceeds shall be paid to
               -----
the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct.

     9.   THE PLEDGEE APPOINTED ATTORNEY-IN-FACT.  The Pledgor hereby appoints
          --------------------------------------
the Pledgee as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time after giving notice to Pledgee in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and (ii) to exercise all rights, including conversion rights, with respect to such Pledged Collateral.

     10.  THE PLEDGEE MAY PERFORM.  If the Pledgor fails to perform any
          -----------------------
agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 17.

     11.  REASONABLE CARE.  The Pledgee shall be deemed to have exercised
          ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral; provided, however, that upon the Pledgor's instruction, the Pledgee shall use
--------  -------
reasonable efforts to take such action as the Pledgor directs the Pledgee to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Collateral, but failure of the Pledgee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Pledgee to preserve or protect any rights with respect to the Pledged Collateral against prior parties, or to do any act with respect to preservation of the Pledged Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

     12.  SUBSEQUENT CHANGES AFFECTING COLLATERAL.  The Pledgor represents to
          ---------------------------------------
the Pledgee that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends or distributions, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Pledgee shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     13.  EVENTS OF DEFAULT; REMEDIES UPON AN EVENT OF DEFAULT.
          ----------------------------------------------------

          (a) The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" by Pledgor under this Agreement:

               (i) there occurs (and is continuing) an Event of Default under and as defined in the Loan Agreement;

               (ii) the Pledged Shares and the Pledged Units shall not be exchangeable for shares of Prime Retail Stock or Prime Group Realty Stock as set forth in (and subject to the conditions in Section 4(e) hereof.

               (iii) the Pledgor fails to perform or observe any material term, covenant (after 5 day written notice) or agreement contained in this Agreement on its part to be performed or observed, or any representation or warranty made by the Pledgor in this Agreement shall be untrue or misleading in any material respect as of the date with respect to which such representation or warranty was made;

               (iv) a notice of lien, levy or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, and such lien, levy or assessment is not released, discharged or removed within thirty (30) days from the date it is filed or recorded, except for a lien, levy or assessment which relates to current taxes not yet due and payable or a lien permitted by the Loan Agreement; and

               (v) all or a substantial part of the Pledged Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

          (b) If any Event of Default shall have occurred (and be continuing), the Pledgee shall have, in addition to all other rights given by law or by this Agreement, the Loan Agreement or otherwise, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Code in effect in the State of Illinois at that time, and the Pledgee may, without notice and at its option, transfer or register the Pledged Collateral or any part thereof on the books of the issuer thereof into the name of the Pledgee or the Pledgee's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Pledgee, the Pledgee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as the Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever, except for claims, encumbrances or rights that may arise without the knowledge or consent of the Pledgor. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Pledgee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided in Section 20 below, at least five (5) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Pledgee may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of Pledged Collateral. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that upon the occurrence or existence of any Event of Default, the Pledgee may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Pledgee may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by the Pledgee in its judgment, to be responsible parties who might be interested in purchasing the Pledged Collateral, and if the Pledgee solicits such offers from not less than three (3) such investors, then the acceptance by the Pledgee of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

          In addition, upon the occurrence (and during the continuance) of an Event of Default, all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Pledgee as provided in Section 6.

     14.  SECURITIES LAWS.  Pledgor hereby acknowledges and confirms that
          ---------------
Pledgee may be unable to effect a public sale of any or all of the Pledged Shares and the Pledged Units by reason of certain prohibitions contained in the Securities Act and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any of the Pledged Shares and Pledged Units for their own respective accounts for investment and not with the view to the distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and the Pledgee shall be under no obligation to take any steps in order to permit the Pledged Shares and Pledged Units to be sold at a public sale. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Shares and Pledged Units for any period of time necessary to permit any issuer thereof to register such Pledged Shares and Pledged Units for public sale under the Securities Act or under applicable state securities laws.

     15.  AUTHORITY OF THE PLEDGEE.  The Pledgee shall have and be entitled to
          ------------------------
exercise all such powers hereunder as are specifically delegated to the Pledgee by the terms hereof, together with such powers as are incidental thereto. The Pledgee may execute any of its duties hereunder by or through agents or employees. Neither the Pledgee, nor any director, officer, agent or employee of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to indemnify and hold harmless the Pledgee and/or any such director, officer, agent or employee from and against any and all liability incurred by any of them, hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.

     16.  TERMINATION.  This Agreement shall terminate after the time when all
          -----------
the Obligations have been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Pledgee and at the expense of the Pledgor.

     17.  EXPENSES.  The Pledgor agrees to reimburse the Pledgee promptly after
          --------
demand for any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the registration of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     18.  SECURITY INTEREST ABSOLUTE.  All rights of the Pledgee and security
          --------------------------
interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

               (i) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement;

               (iii) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

               (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement.

     19.  AMENDMENTS, WAIVERS AND CONSENTS.  No amendment or waiver of any
          --------------------------------
provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     20.  NOTICES.  Any notice required or desired to be served, given or
          -------
delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below (b) in the case of mailed notice, two (2) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or in the case of notice by Federal Express or other reputable overnight courier service, one (1) day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

     If to the Pledgor:       Prime Group VI, L.P.
                              c/o The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 3900 (Suite 4200 after February 1, 1999)
                              Attn: Michael W. Reschke
                              Facsimile Number: (312)917-1511

     With a copies to:        Winston & Strawn
                              35 West Wacker Drive
                              Chicago, Illinois 60601
                              Attn: Wayne D. Boberg, Esq.
                              Facsimile Number: (312)558-5700

     And to:                  The Prime Group, Inc.
                              77 West Wacker Drive
                              Suite 4200
                              Attn: Robert J. Rudnik, Esq.
                              Facsimile Number: (312)917-8442

     If to the Pledgee:       LaSalle National Bank
                              135 South LaSalle Street
                              Chicago, Illinois  60603
                              Attention: John C. Hein
                              Facsimile Number: (312) 904-6691

     With a copy to:          Schwartz, Cooper, Greenberger & Krauss, Chartered
                              180 North LaSalle Street, Suite 2700
                              Chicago, Illinois 60601
                              Attention: Robert A. Smoller, Esq.
                              Facsimile Number: (312) 782-8416

or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

     21.  CONTINUING SECURITY INTEREST.  This Agreement shall create a
          ----------------------------
continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgor, its successors and assigns, and (ii) inure to the benefit of the Pledgee and its successors, transferees and assigns.

     22.  WAIVERS.  To the extent permitted by applicable law, the Pledgor
          -------
waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

     23.  WAIVER OF JURY TRIAL.  The Pledgor and the Pledgee each hereby waive
          --------------------
any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from any banking relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     24.  GOVERNING LAW; TERMS.  This Agreement shall be governed by and
          --------------------
construed in accordance with the internal laws (as opposed to conflict of laws provisions) and decisions of the State of Illinois. Unless otherwise defined herein, terms defined in Articles 3, 8 and 9 of the Code are used herein as therein defined. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     25.  DEFINITIONS.  The singular shall include the plural and vice versa and
          -----------
any gender shall include any other gender as the text shall indicate.

     26.  SECTION HEADINGS.  The section headings herein are for convenience of
          ----------------
reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

     27.  NON-RECOURSE.  The non-recourse provisions set forth in Section 11.5
          ------------
of the Loan Agreement are incorporated in this Agreement by reference as if fully set forth herein.


      [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]

     IN WITNESS WHEREOF, the Pledgor and the Pledgee have each caused this Pledge Agreement to be duly executed and delivered by its officer, if any, thereunto duly authorized as of the date first above written.

                                 PRIME GROUP VI, L.P., an Illinois limited partnership


                                 By:  PGLP, Inc., an Illinois corporation, as
                                      managing general partner


                                      By: /s/ Robert J. Rudnik
                                          --------------------------------------
                                          Its: Vice President
                                               ---------------------------------


                                 LASALLE NATIONAL BANK, a national banking association


                                 By: /s/ John C. Hein
                                     -------------------------------------------
                                     Its: First Vice President
                                          --------------------------------------

                                  SCHEDULE I
                                  ----------

                       Description of Pledged Collateral
                       ---------------------------------



A.   PLEDGED SHARES
     --------------

     Issuer                                                       Shares
     ------                                                       ------

     Brookdale Living Communities, Inc.                           3,576,933


     Apartment Investment
       and Management Company                                      115,000



B.   PLEDGED UNITS
     -------------

     104,632 units of limited partnership interests in Prime Retail, L.P., a Delaware limited partnership.

     47,525 units of limited partnership interests in Prime Group Realty, L.P., a Delaware limited partnership.

                                  SCHEDULE II

                               Other Agreements
                               ----------------



     1. Registration Rights Agreement dated as of November 17, 1997 by and among Prime Group Realty Trust, Prime Group Realty, L.P., Prime Group Limited Partnership, Primestone Investment Partners L.P. and the other investors named therein.

     2. Registration Rights Agreement dated as of June 15, 1998 by and among Prime Retail, Inc., Prime Retail, L.P. and the other investors named therein.

     3.   Prime Retail Partnership Agreement.

     4.   Prime Group Realty Partnership Agreement.

     5. Lock-Up Agreement, dated November 11, 1997, from Prime Group Limited Partnership to Prudential Securities Incorporated, Friedman, Billings, Ramsey & Co., Inc., Smith Barney Inc. and Morgan Keegan & Company, Inc.